Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897
Hood River Small-Cap Growth Fund (the “Fund”),
a series of Manager Directed Portfolios

Supplement dated March 25, 2021
to the Prospectus and Statement of Additional Information (“SAI”),
each dated October 30, 2020, as previously supplemented
Effective immediately, the address of the Fund’s investment adviser, Hood River Capital Management LLC (the “Adviser”) is:
Hood River Capital Management LLC
2373 PGA Boulevard, Suite 200
Palm Beach Gardens, Florida 33410
All references to the Adviser’s former address in the Fund’s Prospectus and SAI are hereby replaced with the Adviser’s new address as listed above.
The following supplements the “Investment Policies and Risks” section beginning on page 2 of the SAI:
Private Placements. The Fund may invest in private placement securities, which are securities that are subject to restrictions on resale as a matter of contract or under federal securities laws. Private placements are often issued by privately held companies that are not subject to the reporting requirements of the SEC and are not required to maintain their accounting records in accordance with generally accepted accounting principles. Because there may be relatively few potential purchasers for such securities, the Fund could find it more difficult to sell such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer. Investors in a private placement have less protection under the federal securities laws against improper practices than investors in publicly-traded securities.
Many private placement securities are issued by companies that are not required to file periodic financial reports, leading to challenges in evaluating the company’s overall business prospects and determining how the investment is likely to perform over time. Due to the more limited financial information and lack of publicly available prices, it may be more difficult to determine the fair value of these securities for purposes of computing the Fund’s net asset value. Securities acquired in private placements generally are classified as illiquid. Disposing of securities acquired in private placements may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for the Fund to sell the security promptly at an acceptable price.
The following replaces the “Restricted Securities” paragraph in the “Investment Policies and Risks” section on page 8 of the SAI:
Restricted Securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board.
Please retain this supplement for future reference.
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